      As filed with the Securities and Exchange Commission on June 17, 1999

                                                     Registration No. 333-61121
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)





          DELAWARE                                              04-2739697
(State or other jurisdiction                                 (I.R.S. employer
of incorporation or organization)                         identification number)






                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                                 (617) 949-1000

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              -------------------


                                Lawrence B. Evans
                Chairman of the Board and Chief Executive Officer
                             ASPEN TECHNOLOGY, INC.
                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                                 (617) 949-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                              -------------------


                                   Copies to:


   Stephen J. Doyle, Esq.                               Mark L. Johnson, Esq.
Vice President, General Counsel,                      FOLEY, HOAG & ELIOT LLP
Chief Legal Officer and Secretary                      One Post Office Square
      ASPEN TECHNOLOGY, INC.                         Boston, Massachusetts 02109
          Ten Canal Park
  Cambridge, Massachusetts 02141


================================================================================

      The Registrant hereby withdraws from registration all of those shares of its common stock, $.10 par value per share, registered pursuant to its Registration Statement on Form S-3 (registration number 333-61121) and not sold as of the time of filing of this Post-Effective Amendment No. 1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Massachusetts, as of June 17, 1999.

                                                 ASPEN TECHNOLOGY, INC.


                                                 By: /s/ LAWRENCE B. EVANS
                                                    ----------------------
                                                    Lawrence B. Evans
                                                    Chairman of the Board and
                                                    Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated as of June 17, 1999.

       SIGNATURE                                TITLE
       ---------                                -----
/s/  LAWRENCE B. EVANS                    Chairman of the Board and Chief Executive Officer
-----------------------                   (Principal Executive Officer)
     Lawrence B. Evans

        *                                 Chief Financial Officer (Principal Financial and
-----------------------                   Accounting Officer)
     Lisa W. Zappala

        *                                 Director
-----------------------
    Joseph F. Boston

        *                                 Director
-----------------------
Gresham T. Brebach, Jr.

        *                                 Director
-----------------------
    Douglas R. Brown

        *                                 Director
-----------------------
    Joan C. McArdle

        *                                 Director
-----------------------
      Alison Ross

*By /s/ LAWRENCE B. EVANS
   ----------------------
        Lawrence B. Evans
         Attorney-in-fact

